Welcome!

Management Presentation

Nasdaq: USIO

November 2023

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2022. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of May 3, 2023, unless indicated otherwise.


Nasdaq
usio

Senior Management



Louis Hoch

Chairman, President & CEO



Tom Jewell

Chief Financial Officer



Greg Carter

EVP, Payment Acceptance



Houston Frost

SVP, Prepaid Products



Sy Green

SVP, Output Solutions


Nasdaq
usio

Louis Hoch

Chairman, President & CEO


Nasdaq
usio

About Us

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio operates card and ACH payment processing, card issuing and bill presentment and payment to deliver convenient, world-class solutions and services to their clients.

25 Year History

Developing Leading Payment Solutions & Offerings

- **1998** – Billserv.com founded
- **1999** – The company lists on the NASDAQ with $500M Market Cap
- **2000** – Billserv becomes leading company with 15% market share in Electronic Bill Presentment and Payment
- **2003** – Billserv assets are sold & company name is changed to Payment Data Systems, Inc. stock symbol PYDS on the OTCBB
- **2005** – Launched advanced ACH and Acquiring platforms
- **2008** – Launched Prepaid Card Processing Platform & Formed FiCentive, Inc.
- **2014** – Acquisition of Akimbo Financial, a custom card experience for customers
- **2015** – Reverse Stock Split – uplisted back to the NASDAQ
- **2016** – **Louis Hoch named CEO & Launches Co. Growth Strategy** PINless Debit processing platform launched
- **2017** – Acquired Singular Payments, a single, flat-rate, card processing solution
- **2018** – Became Nacha certified, the highest standards in ACH payment processing. Launched Pay-Fac-in-a-Box, the industry's first Payment Facilitator as a service
- **2019** – Became Usio, a fusion of payment technology leaders and companies – NASDAQ symbol: USIO. Launched Remote Check Creation platform (RCC)
- **2020** – Acquired IMS print & mail, renamed to Usio Output Solutions and re-entered the EBPP market
- **2021** – Exceeded $200M Market Cap on NASDAQ, Transitioned from a Traditional Data Center to a Cloud Provider
- **2022** – Louis Hoch voted in as Chairman of the Board of Directors

Investment Summary

INNOVATIVE LEADER
In the Fast-Growing FinTech space

DIVERSIFIED
Multi-Channel Product Portfolio in Diversified Industries

- Payment Facilitation
- ACH
- Card Issuing
- Output Solutions

12%
YoY REVENUE GROWTH
2022 OVER 2021

$69.4
MILLION 2022
RECORD REVENUES

18-20%
2023 EXPECTED REVENUE GROWTH

26.4
MILLION SHARES OUTSTANDING
AS OF SEP 30, 2023

16.8
MILLION SHARES OF PUBLIC FLOAT
AS OF SEP 30, 2023

9.6
MILLION SHARES OF INSIDER OWNERSHIP
AS OF SEP 30, 2023

Highlights

TRANSACTIONS PROCESSED 2021-2022

16% INCREASE



In Millions
45
40
35
30
25
20
15
10
5
0
10.9
14.3
15.4
18.2
35.3
40.8
2017
2018
2019
2020
2021.
2022

DOLLARS PROCESSED 2021-2022

24% DECREASE *



In Millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,830
$3,400
$3,540
$3,340
$9,500
$7,200
2017
2018
2019
2020
2021.
2022

*Due to exit from cryptocurrency space

Revenue Grew 7x since 2016 ($ in mm)


% Revenue Growth
21%
71%
13%
15%
92%
12%
18-20%
$12
$15
$25
$28
$32
$62
$69
$81.9-$83.3*
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023E
35%
THREE YEAR CAGR

- Prepaid business grew from $323K in 2016 to $19M today
- Payment Facilitation grew from launch to a $12M business today
- Consolidated Gross Profits increased from $4M to $19M

*2023 Revenue Guidance of 18-20%

usio

Product Ecosystem

- Payment Facilitation
- ACH
- Card Issuing
- Output Solutions

Unique Offerings

1 PAYMENT CHANNELS

- Usio offers an extensive array of payment technology & solutions, a level of expertise matched only by the largest players in the payments space.
- Usio attracts new customers by providing an integrated platform solution, rather than a collection of individual point solutions.
- Our diversification creates stable top-line growth, even in macro cycles

2 HIGHLY RESPONSIVE

- The seamless Usio sales & onboarding process quickly gets customers up and running on multiple Usio platform
- Larger organizations can't onboard customers to multiple solutions as easily with minimal touchpoints.

3 SCALABLE

- Highly scalable Azure-based technology helps manage peak transaction loads.
- A hub-and-spoke infrastructure enables modular resource management & seamless communication across Usio solutions.

4 PARTNERSHIP GTM MODEL

- Payment Facilitation & ACH use a partner-focused GTM model, primarily targeting ISVs.
- This GTM model enables Usio to serve numerous merchants through relationships with a few hundred ISVs and enterprises.
- Partnerships with Mastercard, Microsoft 365, and Oracle establish new customer relationships across various solutions.


Nasdaq
usio

Greg Carter

EVP, Payment Acceptance

PAYMENT FACILITATION

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing **frictionless merchant onboarding, enrollment and automated risk/underwriting procedures** - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one-to-many). Our **differentiated go-to-market strategy** creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to **monetize payments** flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



35%
OF Q3'23 REVENUE
(includes all card)

27%
PAYFAC
REVENUE GROWTH
Q3'23 VS. Q3'22

HOW WE MAKE MONEY

30%*
REVENUE SHARED WITH ISV GROSS MARGIN

50%
OF GROSS NET MARGIN

15%
TO USIO

*Retail pricing isn't fixed. Pricing varies based on ISV/vertical. Not indicative of all ISVs.

Success Story

BOOSTERHUB

About

BoosterHub allows sports clubs to effortlessly sync public events, fundraising, products & accounting from their booster club websites.

The Challenge

- Startup with lack of funds
- No resources to implement an integrated payment solution or to become a registered PayFac on their own
- Lacked any unique advantages over the competition

Solution

Usio PayFac-As-A-Service

Usio PayFac-As-A-Service offers thousands of ISVs, including BoosterHub, the chance to make money from payments and add extra payment features to their products without the hassle of becoming a Payment Facilitator. This requires spending over $1 million and dedicating more than a year to get started.


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FALL FUNDRAISER
$7,012
$15,357
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GEORGETOWN VOLLEYBALL BOOSTERS FALL FUNDRAISER
$15,357
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Results

With Usio, BoosterHub not only makes more money through monetization but also provides a payment solution to their software users (merchants) that includes **no upfront cost, no risk, & no delays.**

- Earned approximately **$35,000 in additional revenue** after integrating
- Went from processing **$0 to $7.5mm** in transactions in 12 + months
- **Gained competitive advantage** by offering new and easy-to-use mobile payment solution
- Became one of the **leading booster club software providers** on the market to-date.

ACH

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the **longest-tenured Nacha certified third-party sender** in our industry, has its own bank routing number, and **direct access to the Fed**. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Prepaid.



17%
OF Q3'23 REVENUE

9%
REVENUE GROWTH Q3'23 VS. Q3'22

HOW WE MAKE MONEY

ON AVERAGE WE EARN
$.70

NET REVENUE PER TRANSACTION
$.41

MARGINS
70%+
ON A RETURN OR ORIGINATION


Nasdaq
usio

Houston Frost

SVP, Prepaid Products

CARD ISSUING

Usio operates as both the **program manager and issuer processor**, providing web and mobile apps, transaction processing, customer service and compliance. Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more. Additionally, entities looking to migrate away from physical checks or to **virtual payment methods** leverage our card issuing platform. We also offer insight into the use of funds / spend via our reporting platform.



23%
OF Q3'23 REVENUE

197%
REVENUE GROWTH
Q3'23 VS. Q3'22

HOW WE MAKE MONEY

CLIENT FEES
$.35-$4
PER CARD CREATED

INTERCHANGE
1-2%
PURCHASE BY MERCHANTS

CARDHOLDER FEES & SPOILAGE
2-4%
AMOUNT LOADED TO CARDS

MARGINS
30-40%

Product Highlight


3 Different ways to collect your funds
Mastercard
Transfer to Bank
Receive a Check
Collect Funds

CONSUMER CHOICE

Usio offers Digital Disbursements. Our cutting-edge, in-house financial technology empowers you to unleash automatic fund dispersal, all while granting customers the freedom to select their preferred collection method via ACH, Card Issuing (virtual or physical card), or Check Printing.

ACH

Card Issuing

Output Solutions

MARGINS

18 - 70%+


Nasdaq
USIO

Sy Green

SVP, Output Solutions

OUTPUT SOLUTIONS

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, **automate the billing processes and increase operational efficiencies**. Output's customer base is primarily financial institutions, utilities, and taxing entities.



25%
OF Q3'23 REVENUE

9%
REVENUE GROWTH
Q3'23 VS. Q3'22

HOW WE MAKE MONEY

PRINT
$.15-$.20
PER PRINT

POSTAGE
$.02
AVERAGE PER PIECE

ELECTRONIC
$.036-$.08
PER PRESENTMENT

MARGINS
18-22%


Nasdaq
usio

usio®

Output Solutions

- Trusted with printing & mailing more than 28.5 million invoices, checks & more annually
- Electronic bill presentment
- Document composition
- e-billing
- Hosting
- Printing and mailing services
- Scan to pay

Success Story

Usio customer eliminated cost by nearly

50%

using QR codes, printed statements, and mailing

Challenge

Reflecting the rapid growth of property ownership, this South Texas County revealed that over 132,300 tax statements will be sent out, which is a significant increase compared to the previous years. This surge in tax statements will require a team of five clerks to process an additional 2,000-plus tax bills each this year.

Solution

With Usio Output Solutions they are simplifying the billing process for the staff and property owners. The new tax statements will include QR (quick response) codes designed for mobile devices.

Users conveniently scan the QR code on their tax bills, after it's mailed and instantly access their account page on the tax assessor's website. From there, they easily make payments.


Nasdaq
usio

Tom Jewell

Chief Financial Officer

Income Statement Highlights

	Three Months Ended September 30		Nine Months Ended September 30	
	2023	**2022**	**2023**	**2022**
Revenues	$ 20.5	$16.4	$63.2	$50.7
Gross Profit	$4.2	$3.1	$14.1	$9.9
Gross Profit Margins	20.4%	19.1%	22.3%	19.5%
Other SG&A Expenses	$4.3	$3.7	$12.0	$11.3
Adjusted EBITDA	$(0.1)	$(0.5)	$2.1	$(1.4)
Operating Loss	$(1.2)	$(1.7)	$(1.2)	$(5.1)
Other Income & Expenses	$0.6	$0.0	$0.9	$0.0
Net (Loss)	$(0.7)	$(1.8)	$(0.5)	$(5.3)
Basic (Loss) Per Common Share	$(0.04)	$(0.09)	$(0.02)	$(0.26)
Diluted (Loss) Per Common Share	$(0.04)	$(0.09)	$(0.02)	$(0.26)
Weighted average common shares outstanding				
Basic	20,098,244	20,371,654	20,101,686	20,322,934
Diluted	20,098,244	20,371,654	20,101,686	20,322,934

Consolidated Revenues by Business Line

	Three Months Ended September 30			
	2023	**2022**	**$ Change**	**% Change**
ACH & Complementary Services	$3.5	$3.2	$0.3	9%
Credit Card	$7.2	$6.8	$0.3	5%
Card Issuing	$4.7	$1.6	$3.1	197%
Print & Mail	$5.1	$4.7	$0.4	9%
Total	***$ 20.5***	***$16.4***	***$4.1***	***25%***

	Nine Months Ended September 30			
	2023	**2022**	**$ Change**	**% Change**
ACH & Complementary Services	$10.9	$11.0	$(0.0)	0%
Credit Card	$21.6	$20.5	$1.1	6%
Card Issuing	$14.7	$5.7	$9.0	157%
Print & Mail	$15.9	$13.5	$2.4	18%
Total	***$ 63.2***	***$50.7***	***$12.5***	***25%***

Non-GAAP Reconciliation

Non-GAAP Reconciliation	Twelve Months Ended		Three Months Ended		Nine Months Ended	
	31-Dec-22	31-Dec-21	30-Sep-23	30-Sep-22	30-Sep-23	30-Sep-22
(Values in Millions)						
Revenues	$ 69.4	$ 61.9	$ 20.5	$ 16.4	$ 63.2	$ 50.7
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:						
Operating Income (Loss)	$ (5.2)	$ (0.2)	$ (1.2)	$ (1.7)	$ (1.2)	$ (5.1)
Depreciation and Amortization	$ 2.7	$ 2.6	$ 0.5	$ 0.6	$ 1.6	$ 2.2
EBITDA	$ (2.5)	$ 2.5	$ (0.7)	$ (1.1)	$ 0.4	$ (3.0)
Non-Cash stock-based compensation expense, net	$ 2.1	$ 1.5	$ 0.6	$ 0.5	$ 1.7	$ 1.5
Adjusted EBITDA	$ (0.4)	$ 4.0	$ (0.1)	$ (0.5)	$ 2.1	$ (1.4)
Calculation of Adjusted EBITDA Margins						
Revenues	$ 69.4	$ 61.9	$ 20.5	$ 16.4	$ 63.2	$ 50.7
Adjusted EBITDA	$ (0.4)	$ 4.0	$ (0.1)	$ (0.5)	$ 2.1	$ (1.4)
Adjusted EBITDA Margins	(0.6)%	6.4%	(0.5)%	(3.3)%	3.3%	(2.8)%

Balance Sheet

In Millions

Account	9/30/2023	12/31/2022
Cash	$ 7.4	$ 5.7
Restricted Cash & Settlement Funds	$ 105.9	$ 74.8
Total Assets	$ 130.5	$ 97.9
Short-term/Long-term Debt	$ 0.0	$ 0.1
Total Liabilities	$ 115.7	$ 84.0
Total Equity	$ 14.9	$ 13.9
Total Liability & Stockholder Equity	$ 130.5	$ 97.9

Non-GAAP Reconciliation	Nine Months Ended 30-Sep-23	Nine Months Ended 30-Sep-22
(Values in Millions)		
Reconciliation from net cash provided (used) by operating activities to Non-GAAP Adjusted Operating Cash Flow (used):		
Net cash provided (used) by operating activities	$ 41.5	$ (22.8)
Operating cash flow (used) adjustments:		
Prepaid card load obligations	$ (38.7)	$ 21.3
Customer deposits	$ (0.0)	$ (0.2)
Merchant reserves	$ (0.4)	$ 0.7
Operating lease right-of-use assets	$ (0.2)	$ 0.1
Operating lease liabilities	$ 0.3	$ (0.1)
Total adjustments to net cash provided (used) by operating activities	$ (39.1)	$ 21.8
Adjusted operating cash flows provided (used)	$ 2.4	$ (1.1)

Investment Summary

INNOVATIVE LEADER
In the Fast-Growing FinTech space

DIVERSIFIED
Multi-Channel Product Portfolio in Diversified Industries

- Payment Facilitation
- ACH
- Card Issuing
- Output Solutions

12%
YoY REVENUE GROWTH
2022 OVER 2021

$69.4
MILLION 2022
RECORD REVENUES

18-20%
2023 EXPECTED REVENUE GROWTH

26.4
MILLION SHARES OUTSTANDING
AS OF SEP 30, 2023

16.8
MILLION SHARES OF PUBLIC FLOAT
AS OF SEP 30, 2023

9.6
MILLION SHARES OF INSIDER OWNERSHIP
AS OF SEP 30, 2023

Paul M. Manley
Senior Vice President-Investor Relations
m. 612.834.1804
e. paul.manley@usio.com